SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002

Perini Corporation

(Exact name of Registrant as specified in its charter)

Massachusetts                                                  1-6314                                                  04-1717070
(State or other jurisdiction                                 (Commission                                            (I.R.S. Employer
of incorporation)                                               File Number)                                            Identification No.)

73 Mt. Wayte Avenue, Framingham, Massachusetts                                                 01701
(Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code: (508) 628-2000

ITEM 9. REGULATION FD DISCLOSURE

On August 14, 2002, each of the Principal Executive Officer, Ronald N. Tutor, and Principal Financial Officer, Robert Band, of Perini Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Copies of these statements are attached hereto as Exhibit 99.1 and Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PERINI CORPORATION

Date:  August 14, 2002                      By: /s/ Robert Band
                                            Name: Robert Band
                                            Title: President and Chief Operating Officer

                                                   EXHIBIT INDEX

Exhibit Number              Description
99.1                        Statement Under Oath of Principal Executive Officer Regarding Facts and
                            Circumstances Relating to Exchange Act Filings dated August 14, 2002.

99.2                        Statement Under Oath of Principal Financial Officer Regarding Facts and
                            Circumstances Relating to Exchange Act Filings dated August 14, 2002.